UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

This Schedule 14A filing consists of communications from Workhorse Group Inc. (“Workhorse” or the “Company”), to the Company’s employees, customers, partners and analysts relating to the Agreement and Plan of Merger, dated August 15, 2025, by and among the Company, Motiv Power Systems, Inc., a Delaware corporation (“Motiv”), Omaha Intermediate 2, Inc., a Delaware corporation, Omaha Intermediate, Inc., a Delaware corporation, and Omaha Merger Subsidiary, Inc., a Delaware corporation (the “Merger Agreement”).

On November 13, 2025, the following communication was distributed by the Company:

Workhorse–Motiv Merger: Employee Q&A

Merger

Q: Where are we with the shareholder vote?

A: As of today, a significant number of Workhorse shareholder votes have already been received and are strongly in favor of the merger and other related proposals. However, we have not yet reached a quorum—meaning the minimum number of total shares required to officially validate the vote. As a result, the Annual Meeting has been adjourned until November 25, 2025, to allow additional time for remaining shareholders to cast their votes. We are confident that this extension will give us the time needed to finalize approvals later this month.

Q: Why are we pursuing this merger?

A: The electric truck industry has faced headwinds over the past year, including slower-than-expected adoption, higher up-front costs, and limited access to outside funding. Combining Workhorse and Motiv strengthens our position across all three areas by expanding our reach with fleet customers, lowering total cost of ownership through greater scale, and improving access to new investment opportunities. Together, we’ll be stronger and better equipped to compete and grow.

Q: How long after the vote will it take to close the transaction?

A: Once shareholder approvals are validated at the Annual Meeting, we expect the transaction to close within approximately two weeks.

Stock

Q: Will there be any changes to Workhorse stock or long-term incentives?

A: Workhorse will remain a publicly traded company under the ticker WKHS. Following the merger, the new Board of Directors plans to introduce an updated long-term incentive equity program in 2026 for eligible employees of the combined company.

Employment

Q: When will we learn about the new organizational structure?

A: The leadership team and functional organization for the combined company will be announced shortly after the merger closes. As previously announced, Scott Griffith will serve as CEO of the combined company.

Q: Where will the company be headquartered?

A: The combined company’s main headquarters will be located in the Detroit metro area. After closing, employees at Motiv’s Novi location will move to the Wixom office, where operations will continue until the location for a new corporate headquarters and development center is finalized. The goal is to secure a long-term site in the Detroit area that fits our needs for collaboration, growth, and innovation.

Q: What will happen with other Workhorse and Motiv locations?

A: We will take a phased approach to managing and consolidating our facilities to ensure a smooth transition and continued operational efficiency. Workhorse’s Union City, Indiana facility will remain central to manufacturing and production, with plans to expand operations and add new team members. We expect to maintain a small presence for local employees in Cincinnati, where our current headquarters are located.

California remains an important market for our customers and long-term business strategy. To strengthen our presence there, Motiv’s current California headquarters and other facilities will be consolidated into a single Customer Experience Center (CEC) by the end of Q3 2026. The CEC will serve as a hub for customer engagement, demonstrations, and ongoing fleet support.

Q: Will there still be flexibility for remote work?

A: Our goal is to build strong, connected teams in a small number of key office and production locations. Many roles will continue to offer flexibility based on job requirements, but our overall direction is to strengthen in-person collaboration where it supports our shared goals.

Benefits

Q: What happens to our benefits, PTO, and other policies after the merger closes?

A: All existing Workhorse benefits, PTO, and company policies will remain in place when the merger closes. There will be no immediate changes to employee benefits, compensation, or employment status as a result of the transaction. Any future updates to benefit plans or policies will be communicated well in advance.

Workhorse’s 2026 Open Enrollment will begin on November 17, with informational sessions scheduled throughout that week. This is a routine annual process, and all current benefit programs will continue without interruption.

Additional Information and Where to Find It

Workhorse has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for Workhorse’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Annual Meeting. STOCKHOLDERS OF WORKHORSE ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT WORKHORSE HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT WORKHORSE AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. Stockholders are able to obtain a free copy of the Proxy Statement and other relevant documents once such documents are filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241, or from the Workhorse’s website at www.ir.workhorse.com.

Participants in the Solicitation

Workhorse and certain of its directors and officers may be deemed to be “participants” in the solicitation of proxies in respect of the matters to be considered about the Annual Meeting. Information concerning the directors and officers of Workhorse and interests of the persons who may be considered “participants” in the solicitation is set forth in Amendment No. 1 to Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, filed with the SEC on April 30, 2025, and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1425287/000121390025037631/ea0239686-10ka1_workhorse.htm. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, or by directing a request to Workhorse at the address above, or at www.ir.workhorse.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed merger transaction between Workhorse and Motiv, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of the combined company’s operations or operating results are forward-looking statements. Forward-looking statements may be identified by the use of the words “believe”, “plan”, “expect”, “estimate”, “budget”, “schedule”, “forecast”, “intend”, “anticipate”, “target”, “project”, “contemplate”, “predict”, “potential”, or “continue”, and similar words or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, Workhorse expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond the parties’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following risks and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: the parties’ ability to successfully integrate their businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk associated with Workhorse’s ability to obtain the approval of its shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on Workhorse’s common stock prices and uncertainty as to the long-term value of the combined company’s common stock; risks that the proposed transaction disrupts current plans and operations of the parties and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; our ability to develop and manufacture our product portfolio, including the W4 CC, W750, and W56 and other programs; our ability to attract and retain customers for our existing and new products; ongoing and anticipated changes in the U.S. political environment, including those resulting from the new Presidential Administration, control of Congress, and changes to regulatory agencies; the implementation of changes to the existing tariff regime by the new Presidential Administration and measures taken in response to such tariffs by foreign governments; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies and incentives or any challenge to or failure by the federal government, states or other governmental entities to adopt or enforce regulations such as the California Air Resource Board’s Advanced Clean Fleet regulation; changes in attitude toward environmental, social, and governance matters among regulators, investors, and parties with which we do business; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting us, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to receive sufficient proceeds from our current and any future financing arrangements to meet our immediate liquidity needs and the potential costs, dilution and restrictions resulting from any such financing; our ability to maintain compliance with the listing requirements of the Nasdaq and the impact of any steps we have taken, including reverse splits of our common stock, on our operations, stock price and future access to funds; our ability to protect our intellectual property; market acceptance of our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations, including the effects of furloughing employees; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and the Middle East) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings, including with Coulomb Solutions Inc.; our ability to realize the benefits of the sale and leaseback transaction of our Union City Facility; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”).

Additional information on these and other factors that may cause actual results and Workhorse’s performance to differ materially is included in Workhorse’s periodic reports filed with the SEC, including, but not limited to, Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, and Workhorse’s subsequent Quarterly Reports on Form 10-Q. Copies of Workhorse’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

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